Exhibit 32.1

                                  CERTIFICATION

     In connection with the Quarterly Report of GPC Capital Corp. II on Form 10-Q for the period ended September 26, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip R. Yates, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of GPC Capital Corp. II.

Date: November 10, 2004


                                       By: /s/ Philip R. Yates
                                          --------------------------------
                                          Philip R. Yates
                                          President, Treasurer and Assistant
                                          Secretary
                                          (chief executive officer)






































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